UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 9, 2019

HOST HOTELS & RESORTS, INC.
HOST HOTELS & RESORTS, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4747 Bethesda Avenue, Suite 1300
Bethesda, Maryland 20814
(Address of principal executive offices) (Zip Code)
(240)
744-1000
Registrant’s telephone number, including area code
6903 Rockledge Drive, Suite 1500
Bethesda, Maryland 20817
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $0.01 par value	HST	New York Stock Exchange
Host Hotels & Resorts, L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 12, 2019, Host Hotels & Resorts, Inc. (the “Company” or “Host Hotels”), the general partner of Host Hotels & Resorts, L.P., announced that Michael D. Bluhm will step down from his position as Executive Vice President and Chief Financial Officer of the Company effective December 31, 2019, to resume his career in investment banking as Managing Director and Global Head of Lodging for Morgan Stanley, based in Los Angeles. The Company has initiated a comprehensive search process with the assistance of a leading executive search firm to identify Mr. Bluhm’s successor. Mr. Bluhm will serve as a senior advisor reporting to James F. Risoleo, the Company’s President and Chief Executive Officer, through February 15, 2020.
Effective January 1, 2020, Brian G. Macnamara, Senior Vice President and Corporate Controller of the Company, will serve as the principal financial officer until such time as the Company appoints a new Executive Vice President and Chief Financial Officer. Mr. Macnamara, 60, joined Host Hotels in 1996 and was appointed Senior Vice President and Corporate Controller in September 2007. He previously served in a range of finance and operational roles at the Company, including Vice President, Assistant Corporate Controller and Vice President, Financial Reporting and Corporate Real Estate.
Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 12, 2019

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: December 12, 2019	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC. its General Partner

Date: December 12, 2019	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President and Corporate Controller